UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) May 13, 2005
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                            MCLEODUSA INCORPORATED
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            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)

               0-20763                                 42-1407240
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       (Commission File Number)              (IRS Employer Identification No.)

            McLeodUSA Technology Park
            4200 C. Street SW, P.O. Box 3177
            Cedar Rapids, IA                                   52406-3177
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       (Address of Principal Executive Offices)                (Zip Code)

                                (319) 364-0000
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             (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

         McLeodUSA Incorporated (the "Company") received notice on May 13, 2005 that it is not in compliance with Nasdaq Marketplace Rule 4310(c)(2)(B)(ii) (the "Rule"), and has 30 calendar days, or until June 13, 2005 to regain compliance. The Rule requires companies listed on the Nasdaq SmallCap Market to maintain a market value of listed securities of $35 million. If the Company does not regain compliance with the Rule after expiration of the 30 day compliance period, its Class A Common and Series A Preferred Stock would be subject to Nasdaq delisting pending an appeals process. In addition, the notice stated that the Company does not comply with the alternative continued listing criteria set forth in Nasdaq Marketplace Rules 4310(c)(2)(B)(i) or 4310(c)(2)(B)(iii). These alternative continued listing criteria require companies listed on the Nasdaq SmallCap Market to maintain stockholders' equity of $2.5 million, or net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years, respectively. In light of the strategic and financial restructuring alternatives the Company is currently pusuing, the Company is not taking specific steps in response to this notice at this time.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MCLEODUSA INCORPORATED


Dated: May 19, 2005                            /s/ G. Kenneth Burckhardt
                                              ----------------------------------
                                              By:  G. Kenneth Burckhardt
                                              Its: Executive Vice President
                                                   and Chief Financial Officer


Information Regarding Forward-Looking Statements

         Some of the statements in this Current Report on Form 8-K include statements about our future expectations. Statements that are not historical facts are forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements may include projections of financial and operational results and goals, including revenue, profitability, savings and cash. These forward-looking statements are subject to known as well as unknown risks and uncertainties that may cause actual results to differ materially from our expectations. Our expectations are based on various factors and assumptions and reflect only our predictions. Factors that could cause actual results to differ materially from the forward-looking statement include technological, regulatory, public policy or other developments in our industry, availability and adequacy of capital resources, our ability to continue as a going concern, our ability to implement a strategic transaction or a capital restructuring, current and future economic conditions, the existence of strategic alliances, our ability to generate cash, our ability to implement process and network improvements, our ability to attract and retain customers, our ability to migrate traffic to appropriate platforms and changes in the competitive climate in which we operate. These and other risks are described in more detail in our most recent Annual Report on Form 10-K filed with the SEC. Except as required under the federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.